UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 22, 2012

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders

(a) Health Net, Inc. (the “Company”) held its Annual Meeting of Stockholders in Woodland Hills, California on May 22, 2012 (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders (1) elected all of the Company’s nominees for director, (2) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012, and (3) approved, on an advisory basis, the 2011 compensation of the Company’s named executive officers, with the voting results set forth below.

Proposal 1: Election of the following nine directors to serve for a term of one year or until the 2013 Annual Meeting of Stockholders.

Name	For	Against	Abstain	Broker Non-Votes
Mary Anne Citrino	68,509,211	7,559,276	37,807	2,704,703
Theodore F. Craver, Jr.	74,243,662	1,830,900	31,732	2,704,703
Vicki B. Escarra	67,444,030	8,628,468	33,796	2,704,703
Gale S. Fitzgerald	72,804,569	3,260,795	40,930	2,704,703
Patrick Foley	66,954,065	9,123,124	29,105	2,704,703
Jay M. Gellert	72,830,479	3,247,163	28,652	2,704,703
Roger F. Greaves	72,785,795	3,292,038	28,461	2,704,703
Bruce G. Willison	67,099,564	8,966,562	40,168	2,704,703
Frederick C. Yeager	73,161,737	2,905,689	38,868	2,704,703

Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.

For	Against	Abstain	Broker Non-Votes
78,158,264	622,980	29,753	–

Proposal 3: Approval, on an advisory basis, of the 2011 compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis section and the related tabular and narrative disclosure set forth in the Company’s proxy statement for the Annual Meeting.

For	Against	Abstain	Broker Non-Votes
65,488,314	10,554,347	63,633	2,704,703

(c) Not applicable.

(d) Not applicable.

Item 7.01. Regulation FD Disclosure.

On May 24, 2012, members of the Company’s management team expect to meet with investors and analysts. During this meeting, the Company intends to address its prospects and historical performance, and reaffirm the Company’s earnings guidance for the full year 2012, as previously announced in a press release issued on May 3, 2012.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENTS: The Company and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (“PSLRA”) of 1995, including statements in this and other reports, in presentations, press releases, filings with the Securities and Exchange Commission (“SEC”), reports to stockholders and in meetings with investors and analysts. All statements in this report, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to changes in circumstances and a number of risks and uncertainties. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend,” “feels,” “will,” “projects” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied or projected by the forward-looking information and statements due to, among other things, health care reform and other increased government participation in and regulation of health benefits and managed care operations, including the ultimate impact of the Affordable Care Act, which could materially adversely affect the Company’s financial condition, results of operations and cash flows through, among other things, reduced revenues, new taxes, expanded liability, and increased costs (including medical, administrative, technology or other costs), or require changes to the ways in which the Company does business; rising health care costs; continued slow economic growth or a further decline in the economy; negative prior period claims reserve developments; trends in medical care ratios; membership declines; unexpected utilization patterns or unexpectedly severe or widespread illnesses; rate cuts and other risks and uncertainties affecting the Company’s Medicare or Medicaid businesses; the Company’s ability to successfully participate in the dual eligibles pilot programs; litigation costs; regulatory issues with federal and state agencies including, but not limited to, the California Department of Managed Health Care, the Centers for Medicare & Medicaid Services, the Office of Civil Rights of the U.S. Department of Health and Human Services and state departments of insurance; operational issues; failure to effectively oversee our third-party vendors; noncompliance by the Company or the Company’s business associates with any privacy laws or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; any liabilities of the Northeast business that were incurred prior to the closing of its sale as well as those liabilities incurred through the winding-up and running-out period of the Northeast business; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Report on Form 10-Q filed with the SEC, and the risks discussed in the Company’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, the Company undertakes no obligation to address or publicly update any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

May 23, 2012	By:	/s/ Joseph C. Capezza

	Name:	Joseph C. Capezza
	Title:	Executive Vice President, Chief Financial Officer and Treasurer